SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934



        Date of Report (Date of earliest event reported):


                   May 24, 2000 (May 23, 2000)


                   NORFOLK SOUTHERN CORPORATION
      (exact name of registrant as specified in its charter)



          Virginia                1-8339          52-1188014
(State or other jurisdiction    (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)




      Three Commercial Place, Norfolk, Virginia  23510-9241
             (Address of principal executive offices)



Registrant's telephone number, including area code (757) 629-2680


                            No Change
  (Former name or former address, if changed since last report.)

Item 5.        Other Events

     On May 23, 2000, Registrant announced that it had closed that day the sale of $300 million aggregate principal amount of its 8 3/8% Senior Notes due in 2005 and of $300 million aggregate principal amount of its 8 5/8% Senior Notes due in 2010.


Item 7.(c)     Exhibits

                  99        Copy of the press release issued by
				                       	Registrant on May 23, 2000.



                           Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORFOLK SOUTHERN CORPORATION
                                       (Registrant)


                              By: /s/ Dezora M. Martin
                                     Dezora M. Martin
                                     Corporate Secretary



Date: May 24, 2000

                         EXHIBIT INDEX



 Exhibit
 Number
 System                       Description

   99               Copy of press released issued by
                    Registrant on May 23, 2000.